--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                                August 25, 1997

We welcome this opportunity to provide you with information about Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') for its semi-annual period ended June 30, 1997 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTO'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in investment grade securities and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or rated in one of the four highest rating categories by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

MARKET ENVIRONMENT

Strength in many sectors of the economy appears to have carried over from the very robust first quarter into the second quarter and seems to be continuing into the third quarter. Continuing strength from multiple sectors in the economy often gives rise to inflationary pressures. These pressures may prompt the Federal Reserve Bank to raise the Discount Rate. We do not expect a significant rise in interest rates in the near future, however, we do expect more interest rate volatility due to the market's reaction to perceived near term inflationary pressures.

Over the long term, our outlook for the fixed income market continues to include lower interest rates. Positive fundamentals, such as a reduction in fiscal spending, a decline in global inflationary pressures, increasing productivity, technological advancements and higher savings and investment rates due to the aging of the 'baby boomer' segment of the population, are major factors that should result in a decline in interest rates. The fixed income markets usually do reasonably well under these conditions.

PORTFOLIO STRATEGY AND PERFORMANCE

The Trust's total return for the six month period ending June 30, 1997 was 6.39%. Total investment return is computed based upon the change in net asset value ('NAV') of the Trust's shares and includes reinvestment of dividends. The Trust's performance compares quite favorably with the total returns of the

10-year U.S. Treasury Bond of 2.50% and the Lehman Aggregate Bond Index of 3.11% during this same six month period. The current monthly dividend the Trust pays its shareholders is $0.04583 per share. The current yield of 7.04% on shares of the Trust is based on the NYSE closing price of $7.8125 on June 30, 1997.

The Trust, inclusive of leverage, is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of approximately 6.5 years. The dollar weighted average life of the securities in the portfolio was approximately 10 years at June 30, 1997.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONTINUED)

--------------------------------------------------------------------------------

The Trust is continuing its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions are made when the share price of the Trust is significantly below the Trust's NAV. By purchasing the stock at a discount to the NAV and retiring the stock, the benefit of that spread (between stock purchase price and the NAV) is captured and returned to all of the Trust's remaining shareholders. During the six months ended June 30, 1997, the Trust repurchased and retired 1,950,100 shares, capturing $0.1181 in additional NAV per share or $2,264,077 in an actual dollar amount for shareholders.

The portfolio continues to enjoy the benefit of high credit quality and maintains its AA rating from Fitch Investors Service, L.P. We have continued to upgrade the credit quality of the portfolio as credit spreads have narrowed. As of June 30, 1997, 76.7% of the portfolio was rated AAA, while 15.8% was rated AA, and only 7.5% was rated A by Standard & Poor's Corporation or Fitch Investors Service, L.P.

We continue to believe that the Trust is properly positioned to provide investors with a stable stream of dividend payments which is attractive relative to a comparable U.S. Treasury Note. We believe that this is the case due to the Trust's portfolio structure, our relative value investment strategy, and the Trust's investment in higher quality securities with relatively predictable cash flows.

The chart that follows shows the allocation of the Trust's holdings by asset category on June 30, 1997.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONCLUDED)

--------------------------------------------------------------------------------

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                 PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1997*


     U.S. Government Agency Pass-Through Certificates                 3.60%
     U.S. Government Agency Collateralized Mortgage Obligations      35.10%
     U.S. Treasury Obligations                                        4.00%
     Asset-Backed Securities                                         14.40%
     AAA-Rated Whole Loan Collateralized Mortgage Obligations        16.40%
     Commercial/Collateralized Mortgage Obligations                   2.70%
     Subordinated Collateralized Mortgage Obligations                17.60%
     Municipal Zero Coupon Securities                                 5.50%
     Repurchase Agreement                                             0.70%


     * As a percentage of total investments.

CONCLUSION

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.



Sincerely,

/s/ Kenneth C. Weiss
------------------------
KENNETH C. WEISS
Chairman,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ Clifford E. Lai
--------------------------
CLIFFORD E. LAI
President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

/s/ John N. Dunlevy
--------------------------
JOHN N. DUNLEVY
Vice President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Director and Senior Portfolio Manager,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS

June 30, 1997 (unaudited)
                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 2)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 63.0%
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES - 5.3%
Federal Home Loan Mortgage Corporation
  (Cost - $9,276,203)                                   8.00%        12/01/26        $   9,035@      $  9,280,442
                                                                                                     ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 51.8%
Federal Home Loan Mortgage Corporation
  Series 1101, Class M, PAC                             6.95         07/15/21            7,000@         6,840,316
  Series 1898, Class C                                  7.50         01/15/20           14,197@        14,208,480
  Series 1540, Class KB                                 8.25+        06/15/13              844            794,161
  Series 1515, Class SA                                 8.61+        05/15/08            1,345          1,339,034
  Series 1576, Class S                                  8.75+        09/15/08            2,557          2,649,459
  Series 1550, Class SE                                 8.97+        07/15/08            4,000          3,416,876
                                                                                                     ------------
                                                                                                       29,248,326
                                                                                                     ------------
Federal National Mortgage Association
  Series 1992-83, Class K                               7.00         04/25/09            6,338@         6,288,488
  Series 1997-5, Class VC                               7.00         12/18/13           15,000@        14,739,840
  Series 1996-45, Class K                               7.00         09/25/21            4,747          4,586,048
  Series 1992-181, Class PL, PAC                        7.00         10/25/21            6,605@         6,490,443
  Series 1994-92, Class B                               7.50         01/25/21           22,067@        22,249,776
  Series 1993-186, Class SA                             9.25+        09/25/08            1,695          1,746,515
  Series 1993-170, Class SB                             9.75+        08/25/07            2,575          2,687,481
  Series 1992-200, Class SG                            11.50+        11/25/22            2,477          2,454,673
                                                                                                     ------------
                                                                                                       61,243,264
                                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $88,402,729)                                                                                 90,491,590
                                                                                                     ------------
U.S. TREASURY OBLIGATIONS - 5.9%
U.S. Treasury Notes

  (Cost - $10,034,773)                                  7.75         01/31/00           10,000@        10,360,940
                                                                                                     ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $107,713,705)                                                                               110,132,972
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 21.3%
Cityscape Home Equity Loan Trust
  Series 1997-2, Class M2                               8.06         04/25/18            5,000          5,092,970
                                                                                                     ------------
First Bank Auto Receivables Grantor Trust
  Series 1995-A, Class A                                8.00         01/15/00            1,328          1,350,563
                                                                                                     ------------
Green Tree Financial Corporation
  Series 1996-3, Class M1                               7.70         05/15/27            5,000          5,092,970
  Series 1996-4, Class M1                               7.75         06/15/27            4,750          4,849,456
  Series 1996-8, Class M1                               7.85         10/15/27            2,250          2,310,820
                                                                                                     ------------
                                                                                                       12,253,246
                                                                                                     ------------
Green Tree Home Improvement Loan Trust
  Series 1997-A, Class HEA5                             7.21         03/15/28           10,000         10,088,700
                                                                                                     ------------
The Money Store Home Equity Trust
  Series 1996-B, Class A8                               7.91         05/15/24            3,000          3,092,343
                                                                                                     ------------

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

June 30, 1997 (unaudited)
                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 21.3% (CONCLUDED)
UCFC Home Equity Loan
  Series 1994-B1, Class A5                              7.90%        08/10/15        $   5,134       $  5,321,714
                                                                                                     ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost - $ 36,317,939)                                                                                37,199,536
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 54.1%
AAA-RATED WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 24.2%
CountryWide Funding Corporation
  Series 1995-4, Class A6                               7.50         09/25/25           10,000          9,884,380
                                                                                                     ------------
GE Capital Mortgage Services, Inc.
  Series 1996-9, Class A4                               7.50         06/25/26            8,662          8,564,702
                                                                                                     ------------
Prudential Home Mortgage Securities Co., Inc.
  Series 1994-29, Class A6                              7.00         10/25/24            5,000          4,753,125
                                                                                                     ------------
Residential Asset Securitization Trust
  Series 1997-A1, Class A8                              7.38         03/25/27            2,142          2,113,552
  Series 1997-A5, Class A18                             7.75         07/25/27           10,000         10,193,750
                                                                                                     ------------
                                                                                                       12,307,302
                                                                                                     ------------
Securitized Asset Sales, Inc.
  Series 1995-B, Class A3                               7.41         09/25/24            6,700          6,678,017
                                                                                                     ------------
TOTAL AAA-RATED WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $41,707,198)                                                                                 42,187,526
                                                                                                     ------------
COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 3.9%
DLJ Mortgage Acceptance Corporation
  Series 1996-CF1, Class A1B                            7.58         03/13/28            3,000(a)       3,097,032
                                                                                                     ------------
Resolution Trust Corporation
  Series 1992-C8, Class B                               8.84         12/25/23            3,663          3,780,399
                                                                                                     ------------
TOTAL COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $ 6,811,622)                                                                                  6,877,431
                                                                                                     ------------
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 26.0%
Citicorp Mortgage Securities, Inc.
  Series 1997-1, Class M                                7.25         02/25/27            4,103          4,018,716
                                                                                                     ------------
CountryWide Home Loans, Inc.
  Series 1996-1, Class B1                               7.25         05/25/26            3,906          3,796,324
                                                                                                     ------------
Huntoon Paige Associates Limited
  Series 1997-11, Class A                               5.90         12/01/10            6,799          6,441,104
                                                                                                     ------------
Prudential Home Mortgage Securities Co., Inc.
  Series 1996-8, Class B1                               6.75         06/25/26            2,668          2,536,230
                                                                                                     ------------
Residential Funding Mortgage Securities I, Inc.
  Series 1996-S7, Class M2                              7.00         03/25/26            4,916          4,664,508
  Series 1996-S4, Class M2                              7.25         02/25/26            4,942          4,762,866
  Series 1995-S11, Class M1                             7.50         09/25/25           11,144         11,027,110

                                                                                                     ------------
                                                                                                       20,454,484
                                                                                                     ------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)

June 30, 1997 (unaudited)
                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 2)
----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 54.1% (CONCLUDED)
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 26.0% (CONCLUDED)
Salomon Brothers Mortgage Securities VII
  Series 1997-HUD1, Class B1                            7.75%        12/25/30        $   5,722       $  5,772,081
  Series 1997-HUD1, Class B2                            7.75         12/25/30            2,365          2,352,676
                                                                                                     ------------
                                                                                                        8,124,757
                                                                                                     ------------
TOTAL SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $ 44,692,057)                                                                                45,371,615
                                                                                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $ 93,210,877)                                                                                94,436,572
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 8.2%
TEXAS - 7.4%
Houston Texas, Water & Sewer System
  Revenue Bond, AMBAC                                    (b)         12/01/06            5,000          3,111,390
San Antonio Texas, Electricity & Gas
  Series B, Revenue Bond, FGIC                           (b)         02/01/07           10,000          6,141,990
Texas, Municipal Power Agency
  Revenue Bond, AMBAC                                    (b)         09/01/05            5,490          3,652,799
                                                                                                     ------------
                                                                                                       12,906,179
                                                                                                     ------------
WEST VIRGINIA - 0.8%
West Virginia, State Parkways Economic
  Development and Tourism Authority
  Revenue Bond, FGIC                                     (b)         05/15/05            1,975          1,333,516
                                                                                                     ------------

TOTAL MUNICIPAL ZERO COUPON SECURITIES
  (Cost - $ 13,509,154)                                                                                14,239,695
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.1%
Dated 06/30/97, with State Street Bank and Trust Company, 5.30%, due 07/01/97; proceeds: $1,843,271, collateralized by $1,840,000
  U.S. Treasury Note, 5.875%, due 01/31/99, value: $1,883,700
  (Cost - $1,843,000)                                                                    1,843          1,843,000
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 147.7%
  (Cost - $252,594,675)                                                                              $257,851,775

LIABILITIES IN EXCESS OF OTHER ASSETS - (47.7%)                                                       (83,245,395)
                                                                                                     ------------
NET ASSETS - 100.0%                                                                                  $174,606,380
                                                                                                     ------------
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------

     @  Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)
 REMIC  Real Estate Mortgage Investment Conduit
   PAC  Planned Amortization Class - Security principal payments are within a predetermined range.
     +  Variable Rate Security - Coupon rate is rate in effect as of June 30, 1997.
   (a)  Private Placement
 AMBAC  American Municipal Bond Assurance Corporation
   (b)  Zero Coupon Bonds
  FGIC  Financial Guaranty Insurance Company

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $252,594,675) (Note 2)..............................................   $257,851,775
Interest receivable.............................................................................      2,085,051
Prepaid expenses and other assets...............................................................         84,139
Principal paydowns receivable...................................................................         28,134
Deferred organization expenses (Note 2).........................................................          4,530
                                                                                                   ------------
          Total assets..........................................................................    260,053,629
                                                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................................................     85,038,500
Interest payable (Note 5).......................................................................        165,197
Investment advisory fee payable (Note 3)........................................................         94,311
Bank overdraft..................................................................................         63,883
Accrued expenses and other liabilities..........................................................         62,265
Administration fee payable (Note 3).............................................................         23,093
                                                                                                   ------------
          Total liabilities.....................................................................     85,447,249
                                                                                                   ------------
NET ASSETS (equivalent to $9.11 per share based on 19,165,373 shares
  outstanding)..................................................................................   $174,606,380
                                                                                                   ------------
                                                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................................................   $     19,165
Additional paid-in capital......................................................................    183,115,376
Undistributed net investment income.............................................................      2,019,452
Accumulated net realized losses.................................................................    (15,804,713)
Net unrealized appreciation.....................................................................      5,257,100
                                                                                                   ------------
Net assets applicable to capital stock outstanding..............................................   $174,606,380
                                                                                                   ------------
                                                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................................................   $  9,670,367
                                                                                                    ------------
EXPENSES:
  Investment advisory fee (Note 3)...............................................................        583,962
  Administration fee (Note 3)....................................................................        133,724
  Insurance......................................................................................         67,864
  Reports to shareholders........................................................................         34,914
  Custodian......................................................................................         29,846
  Audit and tax services.........................................................................         29,003
  Directors' fees................................................................................         22,381
  Registration...................................................................................         15,981
  Transfer agency................................................................................         13,431
  Amortization of organization expenses (Note 2).................................................          3,491
  Legal..........................................................................................            744
  Miscellaneous..................................................................................          3,934
                                                                                                    ------------
     Total operating expenses....................................................................        939,275
       Interest expense (Note 5).................................................................      2,188,735
                                                                                                    ------------
     Total expenses..............................................................................      3,128,010
                                                                                                    ------------
  Net investment income..........................................................................      6,542,357
                                                                                                    ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENT TRANSACTIONS (Note 2):
Net realized gain on investment transactions.....................................................         34,520
                                                                                                    ------------
Net change in unrealized appreciation on investments.............................................      1,184,018
                                                                                                    ------------
Net realized and unrealized gain on investment transactions......................................      1,218,538
                                                                                                    ------------
Net increase in net assets resulting from operations.............................................   $  7,760,895
                                                                                                    ------------
                                                                                                    ------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                    For the
                                                   Six Months
                                                     Ended        For the Year
                                                    June 30,      Ended
                                                      1997        December 31,
                                                  (unaudited)     1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income........................   $  6,542,357    $ 14,232,747
  Net realized gain on investment and futures
     transactions..............................         34,520       3,198,268
  Net change in unrealized appreciation
     (depreciation) on
     investment and futures transactions.......      1,184,018     (12,867,500)
                                                  ------------    ------------
  Net increase in net assets resulting from
     operations................................      7,760,895       4,563,515
                                                  ------------    ------------
DIVIDENDS TO SHAREHOLDERS (Note 2):
  Net investment income........................     (5,889,724)    (13,486,815)
                                                  ------------    ------------
CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and
     retired...................................    (14,933,185)     (1,687,252)
                                                  ------------    ------------
          Total decrease in net assets.........    (13,062,014)    (10,610,552)
NET ASSETS:
  Beginning of period..........................    187,668,394     198,278,946
                                                  ------------    ------------
  End of period (including undistributed net
     investment income of $2,019,452 and
     $1,366,819, respectively).................   $174,606,380    $187,668,394
                                                  ------------    ------------
                                                  ------------    ------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:

Cash flows provided by operating activities:

  Interest received (excluding net accretion of $345,120)......................................   $   9,562,995
  Interest expense paid........................................................................      (2,187,831)
  Operating expenses paid......................................................................        (932,335)
  Purchase of short-term portfolio investments, net............................................      (1,016,000)
  Purchase of long-term portfolio investments..................................................     (95,895,827)
  Proceeds from disposition of long-term portfolio investments and principal paydowns..........     108,618,036
                                                                                                  -------------
  Net cash provided by operating activities....................................................      18,149,038
                                                                                                  -------------

Cash flows used for financing activities:
  Net cash provided by reverse repurchase agreements...........................................       2,478,500
  Cash used to repurchase and retire Trust shares..............................................     (14,933,185)
  Cash dividends paid..........................................................................      (5,894,978)
                                                                                                  -------------
  Net cash used for financing activities.......................................................     (18,349,663)
                                                                                                  -------------

Net decrease in cash...........................................................................        (200,625)
Cash at beginning of period....................................................................         136,742
                                                                                                  -------------
Bank overdraft at end of period................................................................   $     (63,883)
                                                                                                  -------------
                                                                                                  -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:

Net increase in net assets resulting from operations...........................................   $   7,760,895
                                                                                                  -------------
  Decrease in investments......................................................................      11,354,703
  Increase in net unrealized appreciation on investments.......................................      (1,184,018)
  Decrease in interest receivable..............................................................         237,748
  Decrease in other assets.....................................................................          44,825
  Decrease in accrued expenses and other liabilities...........................................         (65,115)
                                                                                                  -------------
          Total adjustments....................................................................      10,388,143
                                                                                                  -------------

Net cash provided by operating activities......................................................   $  18,149,038
                                                                                                  -------------
                                                                                                  -------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
FINANCIAL HIGHLIGHTS


                                                                                                         For the Period
                                             For the        For the Year   For the Year   For the Year   March 1, 1993*
                                         Six Months Ended      Ended          Ended          Ended           through
                                          June 30, 1997     December 31,   December 31,   December 31,     December 31,
                                           (unaudited)          1996           1995           1994             1993
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $   8.89         $   9.29       $   8.11       $   9.41        $   9.34**
                                         ----------------   ------------   ------------   ------------   --------------
Net investment income...................         0.33             0.67           0.63           0.80            0.62
Net effect of shares repurchased........         0.12             0.01           0.01           0.01              --
Net realized and unrealized gains
  (losses) on investment, short sale,
  futures and option transactions.......         0.06            (0.45)          1.22          (1.36)           0.04
                                         ----------------   ------------   ------------   ------------   --------------
Net increase (decrease) in net asset
  value resulting from operations.......         0.51             0.23           1.86          (0.55)           0.66
                                         ----------------   ------------   ------------   ------------   --------------
Dividends from net investment income....        (0.29)           (0.63)         (0.68)         (0.75)          (0.59)
                                         ----------------   ------------   ------------   ------------   --------------
Net asset value, end of period..........     $   9.11         $   8.89       $   9.29       $   8.11        $   9.41
                                         ----------------   ------------   ------------   ------------   --------------
                                         ----------------   ------------   ------------   ------------   --------------
Market price, end of period.............     $ 7.8125         $   7.50       $  7.625       $   7.00        $   8.63
                                         ----------------   ------------   ------------   ------------   --------------
                                         ----------------   ------------   ------------   ------------   --------------
TOTAL INVESTMENT RETURN+................         8.12%            6.98%         19.10%        (10.63)%         (1.81)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s)........     $174,606         $187,668       $198,279       $173,504        $204,146
Total operating expenses................         1.05%            1.08%          1.08%          1.08%           0.99%(2)
Interest expense........................         2.44%            2.37%          2.49%          1.90%           1.08%(2)
Net investment income...................         7.30%            7.65%          7.14%          9.10%           7.85%(2)
Portfolio turnover rate.................           37%             116%           163%           171%            287%

------------
      *  Commencement of investment operations.
     **  Net of offering costs of $0.03.
      +  Total investment return is computed based upon the New York Stock
         Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
    (1)  Not Annualized.
    (2)  Annualized.
------------

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch Investors Service, L.P. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Where market quotations are readily available, Trust securities are valued based upon the current bid price. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.


The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased -- The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes -- It is the Trust's intention to meet the requirements of the Internal

Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions -- The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses -- A total of $34,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information -- The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Bank Overdraft' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements -- The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. For the six months ended June 30, 1997, the Advisor earned $583,962 in Investment Advisory Fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the six months ended June 30, 1997, the Administrator earned $133,724 in Administration Fees.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended June 30, 1997 were $84,871,219 and $74,994,187, respectively. Purchases and sales of U.S. Government securities, for the six months ended June 30, 1997 were $11,024,607 and $31,804,899, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at June 30, 1997 was $252,594,675 which was substantially the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $5,257,100 (gross unrealized appreciation--$5,432,696; gross unrealized depreciation--$175,596). At December 31, 1996, the Trust had a capital loss carryforward of approximately $15,737,930, of which $3,150,568 expires in 2001, $6,856,606 expires in 2002 and $5,730,756 expires in 2003, available to offset any future capital gains.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At June 30, 1997, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................     $85,232,427
                                       ---------------
Market Value of Assets Sold Under
  Agreements........................     $88,561,814
                                       ---------------
Weighted Average Interest Rate......           5.60%
                                       ---------------

The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was approximately $79,820,467 at a weighted average interest rate of 5.53%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $86,287,000, as of January 30, 1997, which was 31.72% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $0.001 par value common stock authorized. Of the 19,165,373 shares outstanding at June 30, 1997, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.2 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

During the six months ended June 30, 1997 and the year ended December 31, 1996, the Trust repurchased totals of 1,950,100 and 225,900 shares of its outstanding common stock at costs of $14,933,185 and $1,687,252 and average discounts of approximately 13.50% and 16.44% from its net asset value, respectively. All shares repurchased have been retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There was no written option activity for the six months ended June 30, 1997.

There were no open futures contracts at June 30, 1997.

8. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

DIVIDEND       RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------
 $.04583      07/21/97     07/31/97
 $.04583      08/18/97     08/28/97

--------------------------------------------------------------------------------
                                 PROXY RESULTS
--------------------------------------------------------------------------------

During the six months ended June 30, 1997, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 22, 1997. The description of each proposal and number of shares voted are as follows:

                                                                        SHARES VOTED
                                                      SHARES VOTED        WITHOUT
                                                          FOR            AUTHORITY
------------------------------------------------------------------------------------


1. To elect the members
   to the Trust's Board
   of Directors:          Harry E. Petersen, Jr.       19,634,629          677,366
                          Lewis S. Ranieri             19,607,191          704,804
                          Kenneth C. Weiss             19,662,140          649,855
------------------------------------------------------------------------------------

                            SHARES VOTED        SHARES VOTED      SHARES VOTED
                                FOR               AGAINST           ABSTAIN
------------------------------------------------------------------------------

2. To select Price
   Waterhouse LLP as the
   Trust's independent
   accountant                19,514,004             532,257          265,734
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                                    NET REALIZED AND
                                                                    UNREALIZED GAINS
                                                                (LOSSES) ON INVESTMENTS,   NET INCREASE (DECREASE)
                                       NET INVESTMENT INCOME    SHORT SALE, FUTURES AND    IN NET ASSETS RESULTING
                                                                  OPTION TRANSACTIONS          FROM OPERATIONS
                            TOTAL      ----------------------   ------------------------   ------------------------
QUARTERLY PERIOD            INCOME       AMOUNT     PER SHARE      AMOUNT      PER SHARE     AMOUNT      PER SHARE*
-------------------------------------------------------------------------------------------------------------------

March 1, 1993**
 to March 31, 1993......  $1,096,287   $  937,481      0.04     $    309,743    $  0.01    $ 1,247,224     $ 0.05
April 1, 1993
 to June 30, 1993.......   4,763,551    3,832,812      0.18        2,686,112       0.12      6,518,924       0.30
July 1, 1993
 to September 30,
 1993...................   5,272,115    4,111,430      0.19        2,755,490       0.13      6,866,920       0.32
October 1, 1993
 to December 31, 1993...   5,832,414    4,539,300      0.21       (4,723,850)     (0.22)      (184,550)     (0.01)
January 1, 1994

 to March 31, 1994......   5,795,794    4,558,085      0.21       (6,888,543)     (0.32)    (2,330,458)     (0.11)
April 1, 1994
 to June 30, 1994.......   5,902,772    4,616,386      0.22       (9,012,124)     (0.40)    (4,395,738)     (0.18)
July 1, 1994
 to September 30,
 1994...................   5,406,620    3,968,134      0.18       (5,830,890)     (0.28)    (1,862,756)     (0.09)
October 1, 1994
 to December 31, 1994...   5,679,863    4,021,909      0.19       (7,726,469)     (0.36)    (3,704,560)     (0.17)
January 1, 1995
 to March 31, 1995......   4,717,982    3,413,100      0.16       (7,036,248)     (0.33)    (3,623,148)     (0.17)
April 1, 1995
 to June 30, 1995.......   4,968,099    3,310,058      0.15       25,633,344       1.20     28,943,402       1.35
July 1, 1995
 to September 30,
 1995...................   5,181,587    3,333,022      0.16          211,662       0.01      3,544,684       0.17
October 1, 1995
 to December 31, 1995...   5,193,154    3,310,034      0.16        7,524,854       0.35     10,834,888       0.51
January 1, 1996
 to March 31, 1996......   5,275,950    3,476,418      0.16      (11,839,891)     (0.55)    (8,363,473)     (0.39)
April 1, 1996
 to June 30, 1996.......   5,518,159    4,034,887      0.19       (5,449,440)     (0.26)    (1,414,553)     (0.07)
July 1, 1996
 to September 30,
 1996...................   5,009,905    3,496,254      0.17        1,735,438       0.08      5,233,692       0.25
October 1, 1996
 to December 31, 1996...   4,837,691    3,223,188      0.15        5,884,661       0.28      9,107,849       0.43
January 1, 1997
 to March 31, 1997......   4,907,167    3,352,714      0.16       (5,602,253)     (0.27)    (2,249,539)     (0.11)
April 1, 1997
 to June 30, 1997.......   4,763,200    3,189,643      0.17        6,820,791       0.33     10,010,434       0.50

                                          DIVIDENDS AND
                                          DISTRIBUTIONS                        SHARE PRICE
                                 -------------------------------         -----------------------
QUARTERLY PERIOD                   AMOUNT            PER SHARE             HIGH           LOW
March 1, 1993**
 to March 31, 1993......        $         --          $     --           $  10 1/8      $   9 7/8
April 1, 1993
 to June 30, 1993.......          (4,344,306)            (0.20)             10              8 7/8
July 1, 1993
 to September 30,
 1993...................          (4,342,104)            (0.20)              9 3/8          9
October 1, 1993
 to December 31, 1993...          (4,068,685)            (0.19)              9 1/4          8 3/8
January 1, 1994
 to March 31, 1994......          (4,058,269)            (0.19)              8 7/8          8
April 1, 1994
 to June 30, 1994.......          (4,042,754)            (0.19)              8 1/4          7 5/8

July 1, 1994
 to September 30,
 1994...................          (4,029,318)            (0.19)              8              7 1/4

October 1, 1994
 to December 31, 1994...          (4,005,735)            (0.18)              7 3/8          6 3/4
January 1, 1995
 to March 31, 1995......          (3,745,737)            (0.17)              7 3/8          7
April 1, 1995
 to June 30, 1995.......          (3,745,744)            (0.18)              8              7 1/8
July 1, 1995
 to September 30,
 1995...................          (3,476,446)            (0.17)              7 7/8          7 1/8
October 1, 1995
 to December 31, 1995...          (3,471,766)            (0.16)              7 7/8          7 1/2
January 1, 1996
 to March 31, 1996......          (3,463,398)            (0.16)              8 1/8          7 1/2
April 1, 1996
 to June 30, 1996.......          (3,461,523)            (0.16)              7 5/8          7
July 1, 1996
 to September 30,
 1996...................          (3,372,722)            (0.16)              7 1/2          7
October 1, 1996
 to December 31, 1996...          (3,189,172)            (0.15)              7 5/8          7 1/8
January 1, 1997
 to March 31, 1997......          (3,148,487)            (0.15)              7 5/8          7 1/4
April 1, 1997
 to June 30, 1997.......          (2,741,237)            (0.14)              7 7/8          7 3/8

 * Excludes net effect of shares repurchased.
** Commencement of investment operations.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116


INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W., 9th Floor
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the

Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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
------------------------------------------------------

OFFICERS & DIRECTORS
------------------------------------------------------

Kenneth C. Weiss
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Harry E. Petersen, Jr.*
Director

Lewis S. Ranieri
Director

Patricia A. Sloan
Director & Secretary

Leo M. Walsh, Jr.*
Director

Clifford E. Lai
President

John N. Dunlevy
Vice President

Patricia A. Botta
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

--------------------------------------------------------------------------------
                                     LOGO
--------------------------------------------------------------------------------

The accompanying financial statements as of June 30, 1997 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.






                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404



                   ----------------------------------------

                                HYPERION 2005

                                  INVESTMENT

                                    GRADE

                                 OPPORTUNITY

                                  TERM TRUST

                   ----------------------------------------


                              Semi-Annual Report


                   ----------------------------------------

                                June 30, 1997